EXHIBIT 10.42

BUSINESS APPRAISAL ASSOCIATES, INC.
valuation of businesses, corporate stock, intellectual property and other intangibles and business property

September 30, 2004

AmerAlia, Inc.
Attn: Mr. Robert van Mourik
Executive Vice President & CFO
20971 East. Smoky Hill Road
Centennial, CO 80015

Dear Mr. van Mourik

This letter provides our consent for the disclosure of our corporate name, as well as my personal name and title, and summary information from our appraisal reports of certain assets of Natural Soda, Inc. and Natural Soda Holdings, Inc. dated November 17, 2003 and as amended by report dated August 3, 2004 for the purpose of your annual filing of Form 10-KSB with the SEC.

Very truly yours,
BUSINESS APPRAISAL ASSOCIATES, INC.

/s/ John E. Bakken
John E. Bakken, FASA
President

JEB:emz

Please send all correspondence to the Granby office.

2777 South Colorado Boulevard, Suite 200 * Denver, Colorado 80222 * (303) 758-8818
PO Box 581 * (31 County Road 6342) * Granby, Colorado 80446 * Phone (970) 887-9563 * Fax: (970) 887-9569